SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Report):  August 3, 2004

Heritage Property Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-31297	04-3474810
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

131 Dartmouth Street Boston, Massachusetts		02116 (Zip Code)
(Address of principal executive offices)

(617) 247-2200
(Registrant’s telephone number, including area code)

Item 7.                                   Financial Statements, Pro Forma Financial Information and Exhibits

(c)                                  Exhibits

99.1                           Heritage Property Investment Trust, Inc. press release dated August 3, 2004 for the quarter ended June 30, 2004.

99.2                           Heritage Property Investment Trust, Inc. Supplemental Operating and Financial Data for the quarter ended June 30, 2004.

Item 12.                            Results of Operations and Financial Condition

The following information is furnished under Item 12 - “Results of Operations and Financial Condition”.  Such information, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On August 3, 2004, Heritage Property Investment Trust, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter of 2004.  That press release referred to certain supplemental information that is available on the Company’s website.  The text of the press release and the supplemental information are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE PROPERTY
INVESTMENT TRUST, INC.

/s/Thomas C. Prendergast
Thomas C. Prendergast
Chairman, President and Chief Executive
Officer

/s/David G. Gaw
David G. Gaw
Senior Vice President, Chief Financial
Officer and Treasurer

Dated: August 3, 2004